UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

June 1, 2007

Date of Report (Date of
earliest event reported)

Poniard Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Washington	0-16614	91-1261311
(State or Other Jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification No.)

7000 Shoreline Court, Suite 270, South San Francisco, California		94080
(Address of principal executive offices)		(Zip Code)

(650) 583-3774

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

On June 1, 2007, Poniard Pharmaceuticals, Inc. (the “Company”) issued a press release announcing results from an interim safety analysis of two Phase 1 dose-escalating clinical trials of its drug candidate picoplatin in colorectal cancer and hormone-refractory prostate cancer.  The data were included in abstracts published in the 2007 American Society of Clinical Oncology (ASCO) Annual Meeting Proceedings.

On June 3, 2007, the Company issued a press release announcing the presentation of data from a Phase 2 clinical trial of its drug candidate picoplatin in small cell lung cancer during a poster session at the 43rd Annual Meeting of ASCO.

Copies of the Company’s press releases dated June 1, 2007 and June 3, 2007 are attached as Exhibit 99.1 and Exhibit 99.2 hereto, respectively, and are incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits.

99.1	Press Release dated June 1, 2007.

99.2	Press Release dated June 3, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Poniard Pharmaceuticals, Inc.

Dated: June 4, 2007	By:	/s/ Anna Lewak Wight
Name: Anna Lewak Wight
Title: Vice President, Legal

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated June 1, 2007.

99.2	Press Release dated June 3, 2007.